                                                                    EXHIBIT 10.2

                  ASSIGNMENT OF SENIOR SECURED CONVERTIBLE NOTE

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Smithfield Fiduciary LLC, hereby assigns to the parties listed on Exhibit A annexed hereto all its rights, title and interest in and to that certain Senior Secured Convertible Note attached hereto in the principal amount of $3,000,000 issued by Inksure Technologies, Inc., in favor of the undersigned, the full principal amount of which remains outstanding and unpaid.

Dated: January 12, 2010              SMITHFIELD FIDUCIARY LLC
                                     By: Highbridge Capital Management, LLC, its
                                     Trading Manager

                                     By:/s/ Mark J. Vanacore
                                     -----------------------
                                     Mark J. Vanacore

                                    EXHIBIT A
                                       TO
                     ASSIGNMENT OF $3,000,000 SENIOR SECURED
                                   CONVERTIBLE
                                       BY
                            SMITHFIELD FINANCIAL LLC

-------------------------------------------------------- -----------------------
                     ASSIGNEE                                      AMOUNT
-------------------------------------------------------- -----------------------

Inksure Technologies, Inc.                                       $1,000,000.00

Sinfo Holding BVI                                                   500,000.00

Peleg Investment Management LLC                                     500,000.00

Pierre L. Schoenheimer                                              500,000.00

Yaron Meerfeld                                                      175,000.00

T&M Trusteeship and Management Services                             200,000.00

Yusuf Taragano                                                      100,000.00

Leonard Lichter                                                      25,000.00
-------------------------------------------------------- -----------------------
                     TOTAL                                       $3,000,000.00
-------------------------------------------------------- -----------------------

                                       2

                        ASSIGNMENT OF SECURITY AGREEMENT

     The undersigned, being the Collateral Agent under that certain Security
Agreement among Inksure Technologies, Inc., Inksure RF Inc., Inksure, Inc. and
1st Operating, Inc., as grantors, and the undersigned as Collateral Agent to the secured parties thereunder hereto hereby assigns to Lichter Gliedman Offenkrantz
PC, as Collateral Agent, all its rights, title and interest thereunder

Dated: January 12, 2010              SMITHFIELD FIDUCIARY LLC
                                     By: Highbridge Capital Management, LLC, its
                                     Trading Manager

                                     By:/s/ Mark J. Vanacore
                                     -----------------------
                                     Mark J. Vanacore

                                       3

                             ASSIGNMENT OF GUARANTEE

     The undersigned, Smithfield Fiduciary LLC, hereby assigns to the parties listed on Exhibit A annexed hereto all its rights, title and interest under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: January 19, 2010                 SMITHFIELD FIDUCIARY LLC
                                        By: Highbridge Capital Management, LLC,
                                        its Trading Manager

                                        By:/s/ Mark J. Vanacore
                                        -----------------------
                                        Mark J. Vanacore

                                       4

                                    EXHIBIT A
                                       TO
                     ASSIGNMENT OF $3,000,000 SENIOR SECURED
                                   CONVERTIBLE
                                       BY
                            SMITHFIELD FINANCIAL LLC

-------------------------------------------------------- -----------------------
                     ASSIGNEE                                    AMOUNT
-------------------------------------------------------- -----------------------

Inksure Technologies, Inc.                                       $1,000,000.00

Sinfo Holding BVI                                                   500,000.00

Peleg Investment Management LLC                                     500,000.00

Pierre L. Schoenheimer                                              500,000.00

Yaron Meerfeld                                                      175,000.00

T&M Trusteeship and Management Services                             200,000.00

Yusuf Taragano                                                      100,000.00

Leonard Lichter                                                      25,000.00
-------------------------------------------------------- -----------------------
                     TOTAL                                       $3,000,000.00
-------------------------------------------------------- -----------------------

                                       5